--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
SUPERIOR NATIONAL INSURANCE GROUP    )                  STATEMENT NO.  15
                                     )           FOR THE PERIOD FROM:   1-Jun-01
                               DEBTOR)                            TO:  30-Jun-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP Payroll      DIP WCMA/MLIF    DIP Operating       Pre-Petition
                                                        Account           Account          Account         Payroll Account
                                                      -------------------------------------------------------------------------
                                                                                                           CLOSED 5/12/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $7,422,216.36   $3,556,190.23    $350,319.36        $127,139.87

B.  Less: Total Disbursements Per All Prior
          Interim Statements                           $7,418,336.16   $3,508,386.59    $322,732.17        $127,139.87
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $    3,880.20   $   47,803.64    $ 27,587.19        $      0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                              $  358,775.04   $  701,509.82    $ 80,000.00        $      0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $  362,655.24   $  749,313.46    $107,587.19        $      0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                              $   76,820.38   $  465,116.68    $ 56,970.36        $      0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $  285,834.86   $  284,196.78    $ 50,616.83        $      0.00

                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------
                                                         Pre-Petition         Pre-Petition
                                                      Operating Account    Operating Account       Pre-Petition
                                                        Imperial Bank       Bank of Bermuda     Investment Account
                                                      -------------------------------------------------------------------
                                                       CLOSED 5/15/00        CLOSED 5/19/00        CLOSED 5/31/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $        84.46       $      45.84         $       12.16

B.  Less: Total Disbursements Per All Prior
          Interim Statements                          $        84.46       $      45.84         $       12.16
                                                      -------------------------------------------------------------------
C.  Beginning Balance                                 $         0.00       $       0.00         $        0.00

                                                      -------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                             $         0.00       $       0.00         $        0.00

                                                      -------------------------------------------------------------------
E.  Balance Available                                 $         0.00       $       0.00         $        0.00

                                                      -------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                             $         0.00       $       0.00         $        0.00

                                                      -------------------------------------------------------------------
G.  Ending Balance                                    $         0.00       $       0.00         $        0.00

                                                      -------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1). DIP Payroll Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15818-20438

    (2). DIP WCMA/MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402
          (b) Account Number                    77M07W53

    (3). DIP Operating Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104
          (b) Account Number                    15815-16527

    (4). Pre-Petition Payroll Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14173-04996     CLOSED 5/12/00

    (5). Pre-Petition Operating Account

          (a) Depository Name and Location      Imperial Bank, 226 Airport
                                                Parkway, San Jose, CA 95110
          (b) Account Number                    17-061-275      CLOSED 5/15/00

    (6). Pre-Petition Operating Account

          (a) Depository Name and Location      Bank of Bermuda, 6 Front
                                                Street, Hamilton HM 11, Bermuda
          (b) Account Number                    1010-584560     CLOSED 5/19/00

    (7). Pre-Petition Investment Account

          (a) Depository Name and Location      Bank of New York, 700 S. Flower
                                                Street, 2nd Floor, Los Angeles,
                                                CA 90017
          (b) Account Number                    350776          CLOSED 5/31/00

I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated: 7/24/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
 SUPERIOR NATIONAL INSURANCE GROUP   )                  STATEMENT NO.  15
                                     )           FOR THE PERIOD FROM:   1-Jun-01
                                     )                            TO:  30-Jun-01
                               DEBTOR)
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM    )
-------------------------------------

                                        -----------------------------------------------------------------------------
                                         Pre-Petition     Pre-Petition Monarch    Pre-Petition        Pre-Petition
                                         MLIF Account       Funds Account       Preemptive Rights  Operating Account
                                                                                 Holding Account        Chase
                                        -----------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 6/6/00    CLOSED 6/6/00        CLOSED 5/15/00     CLOSED 5/18/00
                                        -----------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                    $1,215,440.20     $   173.00            $     0.00        $      0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements    $1,215,439.74     $   173.00            $     0.00        $      0.00

                                        ------------------------------------------------------------------------------------------
C. Beginning Balance                     $        0.46     $     0.00            $     0.00        $      0.00

                                        ------------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                 $        0.00     $     0.00            $     0.00        $      0.00

                                        ------------------------------------------------------------------------------------------
E. Balance Available                     $        0.46     $     0.00            $     0.00        $      0.00

                                        ------------------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                 $        0.00     $     0.00            $     0.00        $      0.00

                                        ------------------------------------------------------------------------------------------
G. Ending Balance                        $        0.46     $     0.00            $     0.00        $      0.00

                                        ------------------------------------------------------------------------------------------



                                        ----------------------------------------------------------
                                          Pre-Petition        Pre-Petition         Pre-Petition
                                         Equity Account     Concentration Acct   Accounts Payable
                                                              Bank of America     Bank of America
                                        ----------------------------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 5/15/00    CLOSED 5/10/00        CLOSED 5/15/00
                                        ----------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                    $        0.00     $     0.00            $     0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements    $        0.00     $     0.00            $     0.00

                                        ----------------------------------------------------------
C. Beginning Balance                     $        0.00     $     0.00            $     0.00

                                        ----------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                 $        0.00     $     0.00            $     0.00

                                        ----------------------------------------------------------
E. Balance Available                     $        0.00     $     0.00            $     0.00

                                        ----------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                 $        0.00     $     0.00            $     0.00

                                        ----------------------------------------------------------
G. Ending Balance                        $        0.00     $     0.00            $     0.00

                                        ----------------------------------------------------------

H. ACCOUNT INFORMATION

    (7). Pre-Petition MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, OH 45402
          (b) Account Number                    77M07K15       CLOSED 6/6/00

    (8). Pre-Petition Monarch Funds Account

          (a) Depository Name and Location      Imperial Bank-Monarch Funds,
                                                PO Box 446, Portland, ME 04112
          (b) Account Number                    10-00054585-31-01 CLOSED 6/6/00

    (9). Pre-Petition Preemptive Rights
         Holding Account

          (a) Depository Name and Location      Imperial Bank-Monarch Funds
                                                PO Box 446, Portland, ME 04112
          (b) Account Number                    17-108-832    CLOSED 5/15/00

    (10). Pre-Petition Operating Account

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245
          (b) Account Number                    910-2-662864   CLOSED 5/18/00

    (11). Pre-Petition Equity Account

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor
                                                Brooklyn, NY 11245
          (b) Account Number                    910-2-662856    CLOSED 5/15/00

    (12). Pre-Petition Concentration Account

          (a) Depository Name and Location      Bank of America, 2049 Centruy
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    14173-04939   CLOSED 5/10/00

    (13). Pre-Petition Accounts Payable
          Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067
          (b) Account Number                    77650-01167    CLOSED 5/15/00